DELAWARE GROUP® EQUITY FUNDS V

Delaware Small Cap Core Fund
(the “Fund”)

Supplement to the Fund’s Statement of Additional Information
Dated March 29, 2013

On November 20, 2013, the Board of Trustees of Delaware Group Equity Funds V voted to establish a maximum investment in securities issued by real estate investment trusts (REITs) for the Fund. These changes will be effective sixty (60) days after the date of this Supplement.

The following information is added to the section entitled, “Investment Strategies and Risks”:

Real Estate Investment Trusts (“REITs”)

Delaware Dividend Income Fund, Delaware Small Cap Value Fund, and Delaware Small Cap Core Fund’s investments in REITs present certain further risks that are unique and in addition to the risks associated with investing in the real estate industry in general. Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent on management skills, are not diversified, and are subject to the risks of financing projects. REITs whose underlying assets include U.S. long-term health care properties, such as nursing, retirement and assisted living homes, may be impacted by U.S. federal regulations concerning the health care industry.

REITs (especially mortgage REITs) are also subject to interest rate risks - when interest rates decline, the value of a REIT’s investment in fixed rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a REIT’s investment in fixed rate obligations can be expected to decline. In contrast, as interest rates on adjustable rate mortgage loans are reset periodically, yields on a REIT’s investments in such loans will gradually align themselves to reflect changes in market interest rates, causing the value of such investments to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed rate obligations.

REITs may have limited financial resources, may trade less frequently and in a limited volume, and may be subject to more abrupt or erratic price movements than other securities.

Please keep this Supplement for future reference.

This Supplement is dated November 21, 2013.